Supplemental Macro Charts 3Q25 3Q25 Macro Charts Exhibit 99.3

Supplemental Macro Charts 3Q25 1 Note: MLS Clearance Rate is defined as the number of daily contracts that enter pending status on the Multiple Listing Service (i.e. market listings), filtered for Opendoor’s markets and buybox, divided by the number of active listings on the Multiple Listing Service, filtered for the same markets and buybox. 2 Note: MLS OD Price-Weighted Gross Clearance Rate is defined as the number of daily contracts that enter pending status on the Multiple Listing Service (i.e. market listings), filtered for Opendoor’s markets and buybox, divided by the number of active listings on the Multiple Listing Service, filtered for the same markets and buybox, and weighted by Opendoor's price point and market mix, defined by the distribution of Opendoor's listed inventory across price points and markets. Trailing 7-Day MLS Clearance Rate1 MLS Data Filtered to Opendoor Markets and Buybox 1 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2025 MLS Clearance Rate currently below 2024 2025 MLS Price-Weighted Clearance Rate meaningfully below 2024 and 2014-2019 average Trailing 7-Day MLS OD Price-Weighted Gross Clearance Rate2 MLS Data Filtered to Opendoor Markets and Buybox Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

Supplemental Macro Charts 3Q25 Trailing 7-Day MLS Contracts MLS Data Filtered to Opendoor Markets and Buybox 2 Trailing 7-Day MLS Active Listings MLS Data Filtered to Opendoor Markets and Buybox Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2025 Contracts currently below 2024 and in line with 2014-2019 average 2025 Active Listings above 2024

Supplemental Macro Charts 3Q25 Trailing 28-Day MLS Daily Delisting to Contract Ratio MLS Data Filtered to Opendoor Markets and Buybox; excludes California markets 3 Trailing 7-Day MLS New Listings MLS Data Filtered to Opendoor Markets and Buybox Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2025 Delistings meaningfully above 2024 and 2014-2019 average 2025 New Listings below 2024 and 2014-2019 average

Supplemental Macro Charts 3Q25 30-Day Rolling Home Price Appreciation (HPA) Weighted to Opendoor Markets; Non-Seasonally Adjusted 4 YoY Rolling Home Price Appreciation (HPA) Weighted to Opendoor Markets; Non-Seasonally Adjusted Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2025 30-Day HPA below 2024 and 2014-2019 average 2025 YoY HPA meaningfully below 2024 and 2014-2019 average